Individual Application          Aetna Life Insurance and Annuity Company
for Nonqualified Deferred       151 Farmington Avenue
Annuity Contract                Hartford, CT  06156-8383
                                1-800-525-4225
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____________________________________________________________________________________________________________________________
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Customer Information         Name (Last, First, Middle Initial)           | Social Security Number
                                                                          |
                             _____________________________________________|_________________________________________________
                             Address (Street, City, State, ZIP Code)

                             _______________________________________________________________________________________________
                             Date of Birth   |   Marital Status  | [ ] Male    |Telephone Number     [ ] Home or   [ ] Work
                                             |   [ ] M    [ ] S  | [ ] Female  |
                             ________________|___________________|_____________|____________________________________________
                             Aetna Employee Number  | Planned Retirement | Annual Income  | U.S. Citizen   [ ] Yes  [ ] No
                                                    | Age                |                | If no, please specify:
____________________________________________________|____________________|________________|_________________________________
Account Information          Monthly Installment Payment Amount $________ (Minimum amount is $50; maximum $999.99)

                             This payment will be made by payroll deduction. This request must be accompanied by a properly completed Payroll Deduction Authorization form.
                             _______________________________________________________________________________________________
                             Single Payment Amount $______________________

                             An additional payment of at least $500 may be made at the same time as the initial installment or at any time during the accumulation period of the annuity. For amounts of $5,000 or more, dollar cost averaging is available. Please call 1-800-525-4225 for more information.
                             _______________________________________________________________________________________________
                             Will this contract change or replace any existing life insurance or annuity contracts?
                                                                                                             [ ] No  [ ] Yes

                             Cost Basis in Transferred Funds  $______________
____________________________________________________________________________________________________________________________
Investment Options           ____% Aetna Variable Fund (Growth & Income)
                             ____% Aetna Fixed Account
Investment allocations are   ____% Aetna Variable Encore Fund (Money Market)
in whole percentages and     ____% Aetna Income Shares (Bond)
must total 100%.             ____% Aetna Investment Advisers Fund, Inc. (Managed)
                             ____% Neuberger & Berman Advisers Management Trust (Growth)
                             ____% Lexington Natural Resources Trust
                             ____% Scudder Variable Life Investment Fund (International)
                             ____% TCI Growth (Capital Growth)
                             ____% Alger American Small Cap Portfolio
                             ____% Other ________________
                             ____% Other ________________
                             ____% Other ________________
                             ____% Other ________________
                             100 %  Total
____________________________________________________________________________________________________________________________
Beneficiary                  Indicate primary or contingent beneficiary.  Attach separate sheet for additional beneficiaries.
Designation                  _______________________________________________________________________________________________
                             Primary                          | Relationship                     |  Social Security Number
                                                              |                                  |
                             __________________________________|__________________________________|_________________________
                             [ ] Primary or  [ ] Contingent   | Relationship                     |  Social Security Number
                                                              |                                  |
                             __________________________________|__________________________________|_________________________
                             [ ] Primary or  [ ] Contingent   | Relationship                     |  Social Security Number
                                                              |                                  |
                                                              |                                  |

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____________________________________________________________________________________________________________________________
Variable Annuity Contract    Before entering into this Contract, please read the following information carefully:
Explanation
                             1. This variable annuity Contract is intended to be used for long term accumulation for retirement.
                             2. Variable benefits cannot be predicted or guaranteed as to dollar amount.
                             3. A periodic deduction is made from the variable portion of Contract values for investment
See the prospectus              managementfor expenses and the mortality and expense risk charges.
complete details.            4. A maintenance fee will be deducted from the value of an installment Contract each year.
                             5. Once annuity payments begin, they can be stopped only if provided for in the Contract.
____________________________________________________________________________________________________________________________
Additional Information       [bullet] The National Association of Securities Dealers, Inc. (NASD) requires that the sales representative must have reason to believe that this contract is suitable for the participant. The sales representative must rely on information provided by the participant as shown on this form and any other information available.

                             [bullet] Corrections: Errors and omissions may be corrected by the Company but no change in plan, age at issue, birthdate, payment amount, investment allocation or change of investment allocation may be made without written consent of the owner. (Not applicable in W. Va.)
____________________________________________________________________________________________________________________________
Signature

                             I understand that any payments and termination values provided by the Contract, when based on investment experience of a Separate Account, are variable and are not guaranteed as to a fixed
Please read this section     dollar amount. However, fixed and/or General Account funds will not vary and are guaranteed as
carefully before signing     to a fixed dollar amount.

                             I represent that this information is correct and complete and that, under penalties of perjury, the number shown on this form is my correct Social Security Number.

                             I have received the prospectus dated ___________________ and all current prospectuses pertaining to all of the investment options under the contract.

                             [ ] I wish to receive a Statement of Additional Information for Prospectus 707.00.1-4.
                             _______________________________________________________________________________________________
                             Signature of Contract Holder
                             _______________________________________________________________________________________________
                             City and State                                      | Date
_________________________________________________________________________________|__________________________________________
Producer's Note              Do you have any reason to believe any existing insurance or annuity contracts will be modified
                             or replaced if this contract is issued?           [ ] Yes     [ ] No
(Applicable only in
 FL and NC)                  I have reviewed the details of the client's retirement program during the solicitation of the application, and believe the Contract applied for is suitable for that program.

                             Signature of Producer/Agent __________________________________________ Date ___________________
                             Print Name ______________________________________________ License ID No. ______________________

____________________________________________________________________________________________________________________________
Aetna Use Only               Producer Name                   | Producer Code                     | Aetna Office Code
Producer information                                         |                                   |
for FL & NC only                                             |                                   |
                             ________________________________|___________________________________|__________________________
                             Contract No ....................| Mdl. ............................ | Area ....................
Accepted:                    Eff. Date ......................| Premium ......................... | State ...................
                             ________________________________|___________________________________|__________________________
                             Corrections:                    |                                   |
                                                             |                                   |
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